DISCIPLINE FUND ETF
SCHEDULE OF INVESTMENTS
April 30, 2025 (Unaudited)

EXCHANGE TRADED FUNDS - 99.7%	Shares	Value
SPDR Portfolio Developed World ex-US ETF	193,217	$7,315,196
Vanguard FTSE Emerging Markets ETF	35,556	1,608,909
Vanguard Intermediate-Term Treasury ETF (a)	232,183	13,924,014
Vanguard Long-Term Treasury ETF	178,640	10,153,897
Vanguard S&P 500 ETF	4,609	2,349,392
Vanguard Short-Term Treasury ETF	174,662	10,301,565
Vanguard Value ETF	28,394	4,727,033
TOTAL EXCHANGE TRADED FUNDS (Cost $51,391,053)		50,380,006

SHORT-TERM INVESTMENTS - 0.3%
Money Market Funds - 0.3%
First American Government Obligations Fund - Class X, 4.25% (b)	157,910	157,910
TOTAL SHORT-TERM INVESTMENTS (Cost $157,910)		157,910

TOTAL INVESTMENTS - 100.0% (Cost $51,548,963)		$50,537,916
Liabilities in Excess of Other Assets - (0.0)% (c)		(13,056)
TOTAL NET ASSETS - 100.0%		$50,524,860

Percentages are stated as a percent of net assets.

(a)
Fair value of this security exceeds 25% of the Fund’s net assets.  Additional information for this security, including the financial statements, is available from the SEC’s EDGAR database at www.sec.gov.

(b)	The rate shown represents the 7-day annualized effective yield as of April 30, 2025.
(c)	Represents less than 0.05% of net assets.

DISCIPLINE FUND ETF

Summary of Fair Value Disclosures as of April 30, 2025 (Unaudited)

Discipline Fund ETF (the “Fund”) has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.
Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.
Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.
The following is a summary of the fair valuation hierarchy of the Fund’s securities as of April 30, 2025:

DESCRIPTION	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets
Exchange Traded Funds	$50,380,006	$—	$—	$50,380,006
Money Market Funds	157,910	—	—	157,910
Total Investments	$50,537,916	$—	$—	$50,537,916

Refer to the Schedule of Investments for further disaggregation of investment categories.

During the fiscal period ended April 30, 2025, the Fund did not invest in any Level 3 investments and recognized no transfers to/from Level 3. Transfers between levels are recognized at the end of the reporting period.

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